Vanguard Ultra-Short-Term Bond Fund

Supplement to the Prospectus and Summary Prospectus Dated May 26, 2017

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Samuel C. Martinez, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

Daniel Shaykevich, Principal of Vanguard. He has co-managed the Fund since April 2018.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

Samuel C. Martinez, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2007, has worked in investment management since 2010, has managed investment portfolios since 2014, and has co-managed the Fund since 2017. Education: B.S., Southern Utah University; M.B.A., The Wharton School of the University of Pennsylvania.

Daniel Shaykevich, Principal of Vanguard. He has worked in investment management since 2001, has managed investment portfolios since 2004, has been with Vanguard since 2013, and has co-managed the Fund since April 2018. Education: B.S., Carnegie Mellon University.

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Vanguard Marketing Corporation, Distributor.

PS 1492 042018